Exhibit 99.1

SciQuest Announces Second Quarter Financial Results

Generates Solid Revenue and Earnings per Share

Narrows Full Year Guidance Ranges

CARY, N.C. – July 30, 2014 – SciQuest, Inc. (Nasdaq: SQI), a leading provider of cloud-based business automation solutions for spend management, today announced its financial results for the second quarter ended June 30, 2014.

“We delivered second quarter results that met or surpassed expectations based on balanced contributions from across the business. Non-GAAP revenue slightly exceeded the guidance range and non-GAAP earnings per share were at the high end,” said Stephen Wiehe, President and Chief Executive Officer of SciQuest. “We had robust sales activity adding 11 new customers, compared to 9 in the second quarter of 2013. With healthy contributions from large transactions, average deal size was up compared to first quarter levels. New customers spanned multiple markets, purchasing a balanced mix of individual products and suite solutions. We also generated robust cross-selling with existing customers, executing against our portfolio expansion strategy and monetizing high levels of overall customer satisfaction. Operationally, our latest software release included a significant upgrade to our general sourcing solution in addition to numerous other improvements. Based on overall performance in the second quarter, we remain confident in our outlook for the remainder of 2014.”

Second Quarter 2014 Results

SciQuest reported GAAP revenues of $25.3 million for the quarter ended June 30, 2014 compared to $21.2 million in the second quarter of 2013.

GAAP loss from operations in the second quarter of 2014 was $0.2 million compared to GAAP loss from operations of $1.1 million in the second quarter of 2013. GAAP net loss was $0.1 million in the second quarter of 2014 compared to GAAP net loss of $0.5 million in the same quarter in the prior year.

GAAP basic net loss per share was breakeven in the second quarter of 2014 based on 27.4 million weighted average basic shares outstanding. GAAP basic net loss per share in the second quarter of 2013 was $0.02 based on 22.8 million weighted average basic shares outstanding.

Non-GAAP revenue(1) in the second quarter was $25.7 million, an increase of 16% from the prior year.

Non-GAAP income from operations(2) in the second quarter of 2014 was $3.2 million compared to non-GAAP income from operations(2) of $3.5 million in the second quarter of 2013. Non-GAAP net income(3) in the second quarter of 2014 was $2.0 million compared to non-GAAP net income(3) in the second quarter of 2013 of $2.1 million.

Non-GAAP diluted net income per share(3) was $0.07 in the second quarter of 2014 based on 27.8 million weighted average diluted shares outstanding. Based on 23.3 million weighted average diluted shares outstanding, non-GAAP diluted net income per share(3) in the second quarter of 2013 was $0.09.

Business Outlook

SciQuest is issuing the following guidance:

Third quarter 2014

•	GAAP revenues between $25.4 million and $25.7 million.
•	Per share results between GAAP basic net loss per share of $0.03 and $0.04.
•	Weighted average basic shares outstanding of approximately 27.6 million.
•	Non-GAAP revenues(1) between $25.6 million and $25.9 million.
•	Non-GAAP diluted net income per share(3) between $0.06 and $0.07.
•	Weighted average diluted shares outstanding of approximately 28.0 million.

Full Year 2014

•	GAAP revenues between $102.6 million and $103.6 million.
•	GAAP diluted net loss per share between $0.03 and $0.04.
•	Weighted average basic shares outstanding of approximately 26.8 million.
•	Net cash provided by operating activities between $20.2 million and $22.2 million.
•

Purchase of property and equipment of approximately $5.5 million, capitalization of software development costs of approximately $4.8 million, acquisition related cash costs of $3.6 million and a positive source of cash from tenant improvement credits net of lease exit costs of approximately $0.5 million.

•	Non-GAAP revenues(1) between $104.0 million and $105.0 million.
•	Non-GAAP diluted net income per share(3) between $0.28 and $0.29.
•	Weighted average diluted shares outstanding of approximately 27.1 million.
•	Adjusted free cash flow(4) between $13.0 million and $15.0 million.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

ENDNOTES

1)	Non-GAAP revenues exclude the purchase accounting deferred revenue adjustment.
2)

Non-GAAP income from operations excludes the purchase accounting deferred revenue adjustment; stock-based compensation expense; acquisition related costs; and the amortization of (i) intangible assets and (ii) acquired software.

3)

Non-GAAP net income and non-GAAP diluted net income per share exclude the purchase accounting deferred revenue adjustment; stock-based compensation expense; acquisition related costs; and the amortization of (i) intangible assets and (ii) acquired software. Non-GAAP net income includes the burden of the tax effect of these items.

4)

Adjusted free cash flow is defined as net cash provided by operating activities plus acquisition-related costs less (i) the purchase of property and equipment, (ii) capitalization of software development costs and (iii) net tenant improvement credits, if any.

Conference Call Information

What:	SciQuest’s second quarter results conference call
When:	Wednesday July 30, 2014
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 407-8289, domestic
(201) 689-8341, international
Replay:	(877) 660-6853, domestic
(201) 612-7415, international

Live and replay conference ID code: 13586567

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) the amortization of acquired intangible assets; (ii) the impact of stock-based compensation; (iii) the purchase accounting impact on deferred revenue; (iv) other significant items, such as acquisition related expenses; and (v) the beneficial income tax effect of these items; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (Nasdaq: SQI) is the largest publicly held pure-play provider of cloud-based, business automation solutions for spend management – offering deep domain knowledge and a leading, customer-driven portfolio. SciQuest solutions enable greater visibility and compliance organization-wide to help you gain control, optimize efficiencies, and reduce spend. These cloud-based solutions are easy to implement and proven to deliver measurable, sustainable value with SciQuest’s high-touch support, analysis and automation. Learn more about our solutions and how we can help your organization turn spending into savings at www.sciquest.com.

To join the conversation, please visit our blog, The Open Kitchen at http://www.sciquest.com/blog/ or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements include information concerning SciQuest’s possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and other factors that could impact future performance. In particular, forward-looking statements include all statements in the “Business Outlook” section. Forward-looking statements consist of statements that are not historical facts and can be identified by terms such as, but not limited to, “accelerates”, “anticipates,” “believes,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are discussed in “Part I, Item 1A, Risk Factors” and elsewhere in SciQuest’s most recent Annual Report on Form 10-K and other reports, as filed with the United States Securities and Exchange Commission (“SEC”). In particular, we call your attention to the risk factor in our Annual Report on Form 10-K entitled “Our actual operating results may differ significantly from our guidance.” The company’s SEC reports are available free of charge on the SEC's website at http://www.sec.gov or on the company’s website at www.sciquest.com. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this release. Except as required by law, SciQuest assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

###

SQI-F

SciQuest Media contact:

SciQuest, Inc.

Roberta Patterson, 919-659-2230

rpatterson@SciQuest.com

fama PR for SciQuest

Dan Gaffney, 617-986-5036

sciquest@famapr.com

SciQuest Investor contact:

Jamie Andelman

SciQuest, Inc.

919-659-2322

jandelman@sciquest.com

SCIQUEST, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands except per share amounts)

	As of June 30,	As of December 31,
	2014	2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$53,026	$19,117
Short-term investments	62,335	15,105
Accounts receivable, net	14,584	12,987
Prepaid expenses and other current assets	2,786	3,268
Deferred tax asset	309	290
Total current assets	133,040	50,767
Property and equipment, net	11,846	10,028
Goodwill	65,227	65,280
Intangible assets, net	26,816	29,490
Deferred commissions	6,318	6,701
Deferred tax asset, less current portion	11,080	10,885
Other	792	294
Total assets	$255,119	$173,445
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,671	$741
Accrued liabilities	7,861	13,765
Deferred revenues	55,011	57,417
Total current liabilities	64,543	71,923
Deferred revenues, less current portion	11,132	13,343
Stockholders’ equity:
Common stock, $0.001 par value; 50,000 shares authorized; 27,493 and 23,811 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively	28	24
Additional paid-in capital	200,207	108,864
Accumulated other comprehensive loss	(1,476)	(1,401)
Accumulated deficit	(19,315)	(19,308)
Total stockholders’ equity	179,444	88,179
Total liabilities and stockholders’ equity	$255,119	$173,445

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(in thousands except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)
Revenues	$25,287	$21,205	$50,694	$41,870
Cost of revenues (1)(2)	7,876	6,569	15,546	13,183
Gross profit	17,411	14,636	35,148	28,687
Operating expenses: (1)
Research and development	7,188	6,851	14,115	13,393
Sales and marketing	6,241	5,259	13,201	10,730
General and administrative	3,333	3,089	6,443	5,984
Amortization of intangible assets	803	489	1,600	943
Total operating expenses	17,565	15,688	35,359	31,050
Loss from operations	(154)	(1,052)	(211)	(2,363)
Other income (expense), net:
Interest income	52	20	58	40
Other (expense) income, net	(2)	(19)	(11)	(45)
Total other income (expense), net	50	1	47	(5)
Loss before income taxes	(104)	(1,051)	(164)	(2,368)
Income tax benefit	31	531	157	1,236
Net loss	$(73)	$(520)	$(7)	$(1,132)

Other comprehensive income (loss):
Foreign currency translation adjustments	682	(708)	(75)	(1,032)
Comprehensive income (loss)	$609	$(1,228)	$(82)	$(2,164)

Net loss per share
Basic	$(0.00)	$(0.02)	$(0.00)	$(0.05)
Diluted	$(0.00)	$(0.02)	$(0.00)	$(0.05)

Weighted average shares outstanding used in computing per share amounts
Basic	27,423	22,788	25,675	22,677
Diluted	27,423	22,788	25,675	22,677

(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)
Cost of revenues	$183	$124	$346	$244
Research and development	201	434	381	846
Sales and marketing	412	449	774	882
General and administrative	835	717	1,593	1,314
	$1,631	$1,724	$3,094	$3,286

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$673	$454	$1,231	$821
Amortization of acquired software:	519	325	1,039	650
	$1,192	$779	$2,270	$1,471

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Six Months Ended June 30,
	2014	2013
	(unaudited)
Cash flows from operating activities
Net loss	$(7)	$(1,132)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	5,120	3,431
Stock-based compensation expense	3,094	3,286
Deferred taxes	(214)	(1,260)
Changes in operating assets and liabilities:
Accounts receivable	(1,813)	2,216
Prepaid expense and other current assets	476	110
Deferred commissions and other assets	(113)	576
Accounts payable	931	(632)
Accrued liabilities	(5,971)	(1,141)
Deferred revenues	(4,608)	(2,518)
Net cash (used in) provided by operating activities	(3,105)	2,936
Cash flows from investing activities
Addition of capitalized software development costs	(2,752)	(1,996)
Purchase of property and equipment	(1,559)	(1,666)
Purchase of short-term investments	(67,710)	(13,925)
Maturities of short-term investments	20,480	8,355
Net cash used in investing activities	(51,541)	(9,232)
Cash flows from financing activities
Proceeds from public offering, net of underwriting discount	87,673	-
Public offering costs	(240)	-
Proceeds from exercise of common stock options	351	1,296
Proceeds from employee stock purchase plan activity	541	547
Net cash provided by financing activities	88,325	1,843
Effect of exchange rate change on cash and cash equivalents	230	(56)
Net increase (decrease) in cash and cash equivalents	33,909	(4,509)
Cash and cash equivalents at beginning of the period	19,117	15,606
Cash and cash equivalents at end of the period	$53,026	$11,097

RECONCILIATION DATA

(UNAUDITED)

(in thousands except per share amounts)

Reconciliation of Net Loss to Non-GAAP Net Income:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net loss	$(73)	$(520)	$(7)	$(1,132)
Purchase accounting deferred revenue adjustment	378	829	1,125	1,485
Amortization of intangible assets	803	489	1,600	943
Amortization of acquired software	519	325	1,039	650
Stock-based compensation	1,631	1,724	3,094	3,286
Acquisition related costs	-	1,200	-	2,400
Tax effect of adjustments	(1,287)	(1,900)	(2,763)	(3,726)
Non-GAAP net income	$1,971	$2,147	$4,088	$3,906

Non-GAAP net income per share:
Basic	$0.07	$0.09	$0.16	$0.17
Diluted	$0.07	$0.09	$0.16	$0.17

Weighted average shares outstanding used in computing per share amounts:
Basic	27,423	22,788	25,675	22,677
Diluted	27,801	23,276	26,177	23,107

Reconciliation of Loss from Operations to Non-GAAP Income from Operations:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Loss from operations	$(154)	$(1,052)	$(211)	$(2,363)
Purchase accounting deferred revenue adjustment	378	829	1,125	1,485
Amortization of intangible assets	803	489	1,600	943
Amortization of acquired software	519	325	1,039	650
Stock-based compensation	1,631	1,724	3,094	3,286
Acquisition related costs	-	1,200	-	2,400
Non-GAAP income from operations	$3,177	$3,515	$6,647	$6,401

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Operating expenses	$17,565	$15,688	$35,359	$31,050
Amortization of intangible assets	(803)	(489)	(1,600)	(943)
Stock-based compensation	(1,448)	(1,600)	(2,748)	(3,042)
Acquisition related costs	-	(1,200)	-	(2,400)
Non-GAAP operating expenses	$15,314	$12,399	$31,011	$24,665

Reconciliation of Net Cash (Used In) Provided by Operating Activities to Adjusted Free Cash Flow:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net cash (used in) provided by operating activities	$(1,259)	$520	$(3,105)	$2,936
Purchase of property and equipment	(1,385)	(779)	(1,559)	(1,666)
Capitalization of software development costs	(1,444)	(917)	(2,752)	(1,996)
Free cash flow	(4,088)	(1,176)	(7,416)	(726)
Acquisition related costs	-	2,400	3,600	2,400
Adjusted free cash flow	$(4,088)	$1,224	$(3,816)	$1,674

RECONCILIATION DATA

(UNAUDITED)

(in thousands)

Reconciliation of Revenues to Non-GAAP Revenues:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues	$25,287	$21,205	$50,694	$41,870
Purchase accounting deferred revenue adjustment	378	829	1,125	1,485
Non-GAAP Revenues	$25,665	$22,034	$51,819	$43,355

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Cost of revenues	$7,876	$6,569	$15,546	$13,183
Amortization of acquired software	(519)	(325)	(1,039)	(650)
Stock-based compensation	(183)	(124)	(346)	(244)
Non-GAAP Cost of revenues	$7,174	$6,120	$14,161	$12,289

Reconciliation of Research and Development to Non-GAAP Research and Development:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Research and development	$7,188	$6,851	$14,115	$13,393
Stock-based compensation	(201)	(434)	(381)	(846)
Acquisition related costs	-	(600)	-	(1,200)
Non-GAAP Research and development	$6,987	$5,817	$13,734	$11,347

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Sales and marketing	$6,241	$5,259	$13,201	$10,730
Stock-based compensation	(412)	(449)	(774)	(882)
Acquisition related costs	-	(600)	-	(1,200)
Non-GAAP Sales and marketing	$5,829	$4,210	$12,427	$8,648

Reconciliation of General and Administrative to Non-GAAP General and Administrative:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
General and administrative	$3,333	$3,089	$6,443	$5,984
Stock-based compensation	(835)	(717)	(1,593)	(1,314)
Non-GAAP General and administrative	$2,498	$2,372	$4,850	$4,670

Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Amortization of intangible assets	$803	$489	$1,600	$943
Amortization of intangible assets	(803)	(489)	(1,600)	(943)
Non-GAAP Amortization of intangible assets	$-	$-	$-	$-

RECONCILIATION DATA

(UNAUDITED)

(in thousands except per share amounts)

Reconciliation of Revenue Outlook to Non-GAAP Revenue Outlook:	Three Months Ended September 30, 2014		Twelve Months Ended December 31, 2014
	Low end of Range	High end of Range	Low end of Range	High end of Range
Revenues	$25,300	$25,600	$102,600	$103,600
Purchase accounting deferred revenue adjustment	200	200	1,400	1,400
Non-GAAP revenues	$25,500	$25,800	$104,000	$105,000

Reconciliation of (Loss) Earnings per Share Outlook to Non-GAAP Earnings per Share Outlook:	Three Months Ended September 30, 2014		Twelve Months Ended December 31, 2014
	Low end of Range	High end of Range	Low end of Range	High end of Range
Loss per Share	$(0.04)	$(0.03)	$(0.04)	$(0.03)
Purchase accounting deferred revenue adjustment per share	0.01	0.01	0.05	0.05
Amortization of intangible assets per share and acquired	0.05	0.05	0.19	0.19
software per share
Stock-based compensation per share	0.06	0.06	0.24	0.24
Headquarter relocation expenses per share	0.03	0.03	0.03	0.03
Tax effect of adjustments per share	(0.05)	(0.05)	(0.19)	(0.19)
Non-GAAP earnings per share	$0.06	$0.07	$0.28	$0.29

Reconciliation of Net Cash Provided by Operating Activities Outlook to Adjusted Free Cash Flow Outlook:	Twelve Months Ended December 31, 2014
	Low end of Range	High end of Range
Net cash provided by operating activities	$20,200	$22,200
Purchase of property and equipment	(5,500)	(5,500)
Capitalization of software development costs	(4,800)	(4,800)
Acquisition related costs	3,600	3,600
Headquarter relocation costs	(500)	(500)
Adjusted free cash flow	$13,000	$15,000